INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets and Liabilities [Table Text Block]

The components of deferred income taxes at December 31, 2012 and December 31, 2011 are as follows:

	December 31,	December 31,
	2012	2011

Deferred Tax Asset:
Net Operating Loss	$2,209,000	$1,564,000
Other	73,000	49,000
Total Deferred Tax Asset	2,282,000	1,613,000
Less Valuation Allowance	2,282,000	1,613,000
Net Deferred Income Taxes	$—	$—